Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Income Taxes [Abstract]
Income Tax

9. Income Taxes

During 2012, the Company's Mexico-based pawn operations that operated under the name Prenda Fácil were owned by Creazione Estilo, S.A. de C.V., a Mexican sociedad anónima de capital variable (“Creazione”). In January 2013, the Company's Mexico-based pawn operations were sold by Creazione to another wholly-owned subsidiary of the Company, CA Empeños Mexico, S. de R.L. de C.V., and began operating exclusively under the name “Cash America casa de empeño.” The Company is currently in the process of liquidating the remaining assets of Creazione, which are insignificant. In connection with the liquidation of Creazione, the Company intends to claim a deduction on its 2013 federal income tax return for its tax basis in the stock of Creazione and has recognized an income tax benefit of $33.2 million as a result of the deduction. The Company believes that it meets the requirements for this deduction and that it should be treated as an ordinary loss, which will reduce the Company's cash taxes paid in 2013, and the Company has obtained a Private Letter Ruling from the Internal Revenue Service with respect to one of the various factors that it considered in making this determination. As of December 31, 2012, the Company had recorded an income tax benefit of $9.3 million and an offsetting valuation allowance associated with the Company's excess tax basis over its basis for financial purposes in the stock of Creazione. During the three months ended March 31, 2013, the Company recorded an additional income tax benefit of $23.9 million associated with its remaining tax basis in the stock of Creazione. In addition, the Company released the valuation allowance recorded in 2012 of $9.3 million and recorded a $33.2 million liability for uncertain tax benefits. Following the receipt of a favorable Private Letter Ruling from the Internal Revenue Service in September of 2013, the Company determined that it met the more-likely-than-not threshold for recording a tax benefit related to the Creazione stock basis deduction and released the $33.2 million liability for uncertain tax benefits during the three months ended September 30, 2013.

During 2013, the statute of limitations expired related to the Mexico tax returns of Creazione for periods before it was acquired by the Company (pre-2008). As a result, in the third quarter of 2013, the Company released reserves established for unrecognized tax benefits of $1.0 million and the related accrued interest and penalties of $1.9 million.

The Company recognized income tax (benefit) expense of ($28.0) million and $12.7 million for the three and nine months ended September 30, 2013, respectively, compared to income tax expense of $25.1 million and $67.5 million for the three and nine months ended September 30, 2012, respectively. The decrease in income tax expense and the effective tax rate of (154.1%) and 9.9% for the three and nine months ended September 30, 2013, respectively, is primarily due to the recognition of the $33.2 million tax benefit associated with the Creazione stock basis deduction and the $1.0 million release of the reserve for uncertain tax benefits related to the Creazione pre-acquisition Mexico tax returns noted above. In addition, the income tax expense for the three and nine months ended September 30, 2012 was negatively impacted by the recognition of a $12.6 million valuation allowance related to the Mexico deferred tax assets of Creazione.

14. Income Taxes

The components of the Company's deferred tax assets and liabilities as of December 31, 2012 and 2011, were as follows (dollars in thousands):

	As of December 31,
	2012	2011
Deferred tax assets:
Deferred finish-out allowances from lessors	$760	$717
Tax over book accrual of pawn loan fees and service charges	7,915	7,578
Ohio Reimbursements(a)	4,821	0
Allowance for consumer loan losses	31,801	23,498
Deferred compensation	11,252	8,844
Net operating losses	15,468	5,746
Deferred state credits	1,206	1,306
Investment in Subsidiaries	9,338	-
Other	5,273	3,038
Total deferred tax assets	87,834	50,727

Deferred tax liabilities:
Amortization of acquired intangibles	$66,972	$56,372
Property and equipment	49,166	45,598
Convertible debt	897	2,180
Other	1,672	1,224
Total deferred tax liabilities	118,707	105,374
Net deferred tax liabilities before valuation allowance	$(30,873)	$(54,647)
Valuation Allowance	(21,846)	-
Net deferred tax liabilities after valuation allowance	$(52,719)	(54,647)

Balance sheet classification:
Current deferred tax assets, net	$48,992	$35,065
Non-current deferred tax liabilities, net	(101,711)	(89,712)
Net deferred tax liabilities	$(52,719)	$(54,647)

(a)

See Note 15 for further discussion of the Ohio Reimbursements.

The components of the provision for income taxes and the income to which it relates for the years ended December 31, 2012, 2011 and 2010, were as follows (dollars in thousands):

	Year Ended December 31,
	2012	2011	2010
Income (loss) before income taxes:
Domestic	$214,463	$225,351	$182,292
Foreign	(28,143)	(7,825)	2,221
Income before income taxes	186,320	217,526	184,513

Current provision:
Federal	$81,756	$51,613	$56,215
Foreign	603	440	106
State and local	5,818	4,744	4,106
Total current provision for income taxes	88,177	56,797	60,427

Deferred provision (benefit):
Federal	$(8,031)	$27,475	$7,700
Foreign	4,811	(2,998)	1,053
State and local	(301)	1,086	89
Total deferred provision for income taxes	(3,521)	25,563	8,842
Total provision for income taxes	$84,656	$82,360	$69,269

The Company recognized income tax expense of $84.7 million for the year ended December 31, 2012 compared to income tax expense of $82.4 million for the year ended December 31, 2011. The increase in income tax expense and the effective tax rate for the year ended December 31, 2012 is primarily due to the Mexico Reorganization as noted below and by the tax effect of lower earnings for the year ended December 31, 2012.

The effective tax rate on income differs from the federal statutory rate of 35% for the following reasons (dollars in thousands):

	Year Ended December 31,
	2012	2011	2010
Tax provision computed at the federal statutory income tax rate	$65,212	$76,134	$64,579
State and local income taxes, net of federal tax benefits	3,587	3,790	2,727
Nondeductible lobbying	865	882	1,039
Foreign tax difference	2,027	587	442
Investment in Subsidiaries	(9,338)	-	-
Change in deferred tax valuation allowance	21,846	-	-
Other	457	967	482
Total provision	$84,656	$82,360	$69,269
Effective tax rate	45.4%	37.9%	37.5%

As of December 31, 2012, the Company had net operating losses totaling $51.5 million related to its Mexico subsidiaries. Mexico allows a ten year carry-forward period, and, if unutilized, these net operating losses will expire in varying amounts beginning in 2018.

The Company performs an evaluation of the recoverability of its deferred tax assets on a quarterly basis. The Company establishes a valuation allowance if it is more-likely-than-not (greater than 50 percent) that all or some portion of the deferred tax asset will not be realized. The Company analyzes several factors, including the nature and frequency of operating losses, the Company's carry-forward period for any losses, the reversal of future taxable temporary differences, the expected occurrence of future income or loss and the feasibility of available tax planning strategies to protect against the loss of deferred tax assets.

In 2012, the Company recorded a valuation allowance of $21.8 million, including $12.0 million related to net deferred tax assets at its Mexico-based pawn operations (see Note 4 for further information related to the Mexico Reorganization), $0.5 million related to the net deferred tax asset in Mexico generated by the e-commerce segment, and $9.3 million related to the deferred tax asset associated with the Company's excess tax basis over its basis for financial reporting purposes in the stock of Creazione.

The aggregate change in the balance of the unrecognized tax benefits for the years ended December 31, 2012, 2011 and 2010 is summarized below (dollars in thousands):

	2012	2011	2010
Balance at January 1,	$955	$1,082	$1,021
Effect of change in foreign currency rates	66	(127)	61
Balance at December 31,	$1,021	$955	$1,082

The balance in unrecognized tax benefits relate to pre-acquisition tax matters of Prenda Fácil. As part of the initial acquisition of Creazione, the sellers agreed to reimburse the Company for taxes, penalties and interest that the Company may be required to pay to taxing authorities upon challenge of pre-acquisition tax positions of Prenda Fácil. Accordingly, the Company had recognized a receivable from the sellers for unrecognized tax benefits, including related interest and penalties. The receivable from the sellers was included in “Prepaid expenses and other assets” in the consolidated balance sheets as of December 31, 2012. As a result of the Company's acquisition of the remaining shares of Creazione in 2012, the Company released the sellers from certain contingent liabilities including any liabilities associated with the pre-acquisition tax matters of Prenda Fácil. As a result, the receivable from the sellers was written off as part of the remaining shares.

The Company believes that it is reasonably possible that the entire amount of its uncertain tax benefits will be recognized in 2013 as a result of the lapse of the statute of limitations. The liability for unrecognized tax benefits, including related interest and penalties, is classified as a non-current liability in the accompanying consolidated balance sheets. The Company has accrued $1.7 million, $1.3 million and $1.3 million of interest and penalties as of December 31, 2012, 2011 and 2010, respectively.

As of December 31, 2012, the Company's 2009 through 2011 tax years were open to examination by the Internal Revenue Service and major state taxing jurisdictions. The 2007 through 2011 tax years of the Company's Mexican subsidiaries were open to examination by the Mexican taxing authorities.